Exhibit 99.1

Clubhouse Media Group Looks Back on 2020’s Big Branding Deals as Traction Builds for 2021

LOS ANGELES, CA, December 31, 2020 (GLOBE NEWSWIRE) — via NetworkWire — Tongji Healthcare Group, Inc. (OTCMKTS:TONJ) (Name Change to “Clubhouse Media Group, Inc.” currently pending) (“Tongji”, “Clubhouse Media Group”, “Clubhouse”, or the “Company”), is pleased to take a look back at an exciting year featuring a number of branding deals with high-profile client brands.

“We can’t disclose our biggest clients quite yet, though we hope to in the very near future,” commented Amir Ben-Yohanan, CEO of Clubhouse Media Group. “Nonetheless, we have established a branding footprint that has drawn some of the most sought-after names in the fashion, luxury goods, and consumer products markets in the world. We have built a formidable global branding machine at Clubhouse, and we have big plans to mobilize and monetize it further in 2021.”

Over recent months, Clubhouse Media Group, with its influencers, has provided social media awareness for these brands:

●	Boohoo Group, PLC, an iconic fashion name that has grown into a billion-dollar operation based in the EU,
●	Lanvin of Paris, a French multinational high fashion house founded by Jeanne Lanvin in 1889,
●	Fashion Nova, a “fast fashion” brand driving nine-digit revenues,
●	Halo Top Creamery, an ice cream company based in the US that became the best-selling ice cream pint at grocery stores in the United States in July 2017,
●	Revolve Group Inc, a next-generation fashion retailer for Millennial and Generation Z consumers with nine-digit sales, and
●	Beautyblender, which offers the top-selling makeup sponge in the world.

Management notes that this is not a comprehensive list, and the Company’s most high-profile clients are not named here. However, pending approval, the Company intends to reveal these relationships to current and prospective investors very soon.

About Tongji Healthcare

The Company had previously operated Tongji Hospital, a general hospital with 105 licensed beds, offering a variety of medical care treatment areas. However, with this transition, the Company is moving entirely into the social media branding marketplace through its recent acquisition of Clubhouse Media Group.

FORWARD-LOOKING STATEMENTS: This release contains “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements also may be included in other publicly available documents issued by the Company and in oral statements made by our officers and representatives from time to time. These forward-looking statements are intended to provide management’s current expectations or plans for our future operating and financial performance, based on assumptions currently believed to be valid. They can be identified by the use of words such as “anticipate,” “intend,” “plan,” “goal,” “seek,” “believe,” “project,” “estimate,” “expect,” “strategy,” “future,” “likely,” “may,” “should,” “would,” “could,” “will” and other words of similar meaning in connection with a discussion of future operating or financial performance.

Examples of forward-looking statements include, among others, statements relating to future sales, earnings, cash flows, results of operations, uses of cash and other measures of financial performance.

Because forward-looking statements relate to the future, they are subject to inherent risks, uncertainties and other factors that may cause the Company’s actual results and financial condition to differ materially from those expressed or implied in the forward-looking statements. Such risks, uncertainties and other factors include, among others such as, but not limited to economic conditions, changes in the laws or regulations, demand for products and services of the company, the effects of competition and other factors that could cause actual results to differ materially from those projected or represented in the forward-looking statements. Any forward-looking information provided in this release should be considered with these factors in mind. We assume no obligation to update any forward-looking statements contained in this report.

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